UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

EBERX

Putnam Global Natural Resources Fund

Annual report
8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of natural resources companies worldwide.

Putnam Global
Natural Resources
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	21

Financial statements	22

Federal tax information	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers low-volatility funds and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the natural resources sector for over 30 years

From the oil crisis of the 1970s to the more recent commodities boom, the balance of geopolitical stability, technological development, and economic growth has shaped natural resources markets.

For more than 30 years, Putnam Global Natural Resources Fund has sought to capitalize on that ever-changing balance by investing in stocks of companies that can profit from the global demand for natural resources.

The fund’s diversification sets it apart in two respects: First, its view of natural resources industries includes energy, metals and mining, paper, chemical, and natural resource equipment and infrastructure companies; and second, it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy helps offset that volatility while enabling the fund’s managers to pursue a wider field of opportunities.

From chemicals, construction, and railroads to forest products and packaging, the portfolio managers consider stocks in a wide array of areas, with support from a team of analysts. Among the promising stocks the managers have targeted recently are those of fertilizer, seed, and agrochemical companies. These companies may offer strong growth potential as world population has increased, wealth has grown in emerging markets, and demand for high-protein food has risen along with a greater need for fertilizer that can make land and crops more productive.

Another benefit for investors is the fund’s flexible strategy, which allows the fund to own growth- or value-style stocks, as it seeks to deliver competitive returns no matter which style is in favor.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio managers

Steven W. Curbow and John J. Morgan

Putnam Global Natural Resources Fund outperformed its benchmark, the MSCI World Energy & Materials Index (ND), and, to a greater extent, its Lipper peer group average during the 12-month period. What strategies led to this outperformance?

John: Stock selection within two areas —agriculture and diversified mining companies —helped performance. These companies benefited from China’s remarkable and years-long economic growth story.

China purchased over one million bushels of corn in the past 12 months as the country is simply not able to grow enough corn, particularly corn used as a feedstock, to feed its population. As per-capita incomes increase in China, people are changing their diets and eating more protein.

Fertilizer makes farmers more profitable because it helps them become more productive and efficient in crop production. Fertilizer companies experienced a significant increase in both the price of fertilizer and the volume demanded as the supply-demand structure of cereal markets, such as wheat and corn, tightened significantly during the period. From a pricing standpoint, many cereals were up 40%, over the previous year. In addition, there were extremely low inventories of wheat and corn in the United States, which is the largest exporter of corn in the world.

Investing in large diversified mining companies also helped relative performance because this strategy allowed us not to take on as much risk as would be the case by investing in smaller individual commodity producers. We were focused on high-quality, low-cost diversified mining companies that produce the commodities that are in short supply in China, such as iron ore and metallurgical, or “met,” coal. China’s steel

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

industry continues to grow at a healthy rate, as it builds out its western infrastructure base in bridges, airports, and housing.

Steve: On the energy side of the portfolio, active management and stock selection were the key drivers of performance. Two areas that we focused on were companies that supply technology and services to deepwater drilling operations and those extracting natural gas from shale deposits in North America. Our thesis was that both of these areas would deliver growth, and that strategy paid off.

What was the environment like for investing in natural resources?

John: As I mentioned, the climate was largely driven by China and its voracious demand for certain commodities. This was happening simultaneously with the “de-risking” process taking place in markets around the world. It was a challenging time, but one that offered some opportunities, thanks to China’s increasing consumption of steel and corn.

Steve: Within energy, the past 12 months can be divided into two distinct environments. During the first part, rising oil prices and an improving economy lifted energy stocks and spurred investment by energy companies that were confident they could be profitable in such an environment. In 2010, with signs that the economy might be recovering, a positive climate for energy stocks took hold. As global demand for oil increased, prices rose, and many stocks in the sector benefited.

As we entered 2011, however, disruptions began to occur. In short order, we experienced an overthrown government in Egypt and civil unrest in Libya, both oil-producing countries. Libya’s oil production ceased altogether, taking one million barrels of oil away from world supply overnight. As supply diminished and oil prices rose, economic fears ensued, and demand for oil began to fall when consumers and businesses cut back. This led to demand destruction and then falling oil prices, both of which were negative for energy companies and their stocks.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

How did you use derivatives in the portfolio?

John: Generally, we use forward currency contracts to hedge foreign exchange risk and gain exposure to currencies relative to our benchmark.

Which holdings within the basic materials portion of the portfolio affected performance?

John: Teck Resources, the world’s second-largest producer of met coal, was the fund’s top contributor. We held an overweight position in this stock relative to the benchmark. We acquired shares of Canada-based Teck after an industry-wide sell-off. The company has performed well, as its shares had rallied because of higher demand for met coal and copper, notably from China. As of the end of the reporting period, the fund no longer held Teck Resources.

CF Industries, another overweight position, also helped performance, and is a good example of the agriculture theme involving China that I mentioned. CF Industries is a global leader in fertilizer manufacturing and is the second-largest nitrogen fertilizer producer in the world.

As for detractors, the fund’s performance was hurt by an overweight position in Freeport-McMoRan, an international gold and copper mining company with mines in South America and Indonesia, as well as properties in Africa and North America. It also sells molybdenum, a component of steel alloys. The company’s performance was hurt by labor disputes in Peru and Indonesia. Investors are also concerned about copper prices, particularly if the developed countries’ demand for copper really begins to decline.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

Steve: Within energy, a top performer was an overweight position in National Oilwell Varco, a provider of land-based and offshore drilling rigs and related equipment and services. This company is positioned to benefit from a continuation of the offshore drilling trend, which would likely require the industry to build new rigs capable of exploring in deep water, as well as upgrades to the existing worldwide drilling fleet. More challenging drilling environments and a heightened awareness of safety are driving a replacement cycle for all classes of offshore rigs.

Schlumberger, an oilfield services company, was another top contributor and overweight position. The company is strategically positioned to benefit from both the deepwater drilling and North American shale gas themes. Schlumberger is the technology leader in providing well-site operations, research capabilities, and engineering services.

Cairn Energy, a U.K.-based exploration and production company, was the top detractor. We had an overweight position in Cairn during the period, and the stock suffered in large part because of a delayed sale of Cairn’s Indian subsidiary to Vedanta Resources, another U.K. company and diversified miner. Government regulators in India have prolonged approval of the sale. Both Cairn and Vedanta detracted from performance during the period and prior to the close of the period, we liquidated our positions in Vedanta.

Petroleo Brasileiro (Petrobras), an out-of-benchmark holding, also hurt performance. The company is Latin America’s largest company and is majority-owned by the Brazilian government. During the period, the company did a very large secondary offering to raise capital for the purchase of additional offshore leases. This process served as an overhang on Petrobras shares. In addition, the Brazilian government held gasoline prices flat to curb inflation, and this weighed on Petrobras’s refining margins.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Chart data reflect a new calculation methodology placed in effect within the past six months.

What is your outlook for the sector and the global economy?

John: I am cautious about the global outlook. Of course, I am well aware of the unsettling nature of the economic picture in the United States and the ongoing European sovereign debt crisis. I recognize that the global economy is confronting serious fiscal and monetary challenges that will likely take years to resolve.

My recent strategy of orienting the portfolio more toward commodities supported by resilient Chinese demand will continue in the months ahead. I do believe that China has many years of high single-digit growth remaining, and I do not believe that China will break this cycle any time soon. Although growth may slow in China, I believe it will be considered robust in comparison to the rest of the developed world. China has done a good job of managing its economy over the past nine years of very challenging market conditions.

Steve: Our outlook is constructive on the energy sector, provided that global demand for oil remains steady and that we maintain a healthy supply-demand balance and avoid any spikes in oil prices. If oil prices do spike, demand destruction occurs, with consumers cutting back on their driving and businesses curbing energy costs. A dramatic drop in demand, as we have seen during the past 12 months, is not generally good for energy stocks.

Our strategy will be to remain in the trenches and to uncover companies with solid assets and solid balance sheets. With the fund, we will continue along the course that we were on at the end of this period, looking for the right positions and the right plays that work as long-term investments for our shareholders.

Thank you, Steve and John, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager John J. Morgan has an M.B.A. from the Johnson School of Management at Cornell University and a B.A. from Denison University. A Certified Financial Planner, John has been in the investment industry since he joined Putnam in 1994.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.77%	7.56%	6.89%	6.89%	6.96%	6.96%	7.16%	7.04%	7.50%	7.82%

10 years	148.23	134.01	130.27	130.27	130.27	130.27	136.00	127.79	142.30	152.09
Annual average	9.52	8.87	8.70	8.70	8.70	8.70	8.97	8.58	9.25	9.69

5 years	9.47	3.18	5.40	4.14	5.41	5.41	6.73	2.99	8.12	10.87
Annual average	1.83	0.63	1.06	0.81	1.06	1.06	1.31	0.59	1.57	2.09

3 years	–10.66	–15.80	–12.64	–14.81	–12.67	–12.67	–12.04	–15.12	–11.33	–9.95
Annual average	–3.69	–5.57	–4.40	–5.20	–4.42	–4.42	–4.19	–5.32	–3.93	–3.43

1 year	27.53	20.23	26.58	21.58	26.61	25.61	26.86	22.45	27.27	27.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	MSCI World Energy &	Lipper Global Natural Resources Funds
	Materials Index (ND)	category average†

Annual average (life of fund)	—*	7.89%

10 years	—*	306.31
Annual average	—*	14.64

5 years	22.71%	23.31
Annual average	4.18	4.07

3 years	–5.29	–14.90
Annual average	–1.79	–6.20

1 year	23.77	18.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 133, 98, 57, 30, and 3 funds, respectively, in this Lipper category.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,027 and $23,027, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,779. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,230 and $25,209, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.403		$0.255	$0.278	$0.314		$0.364	$0.454

Capital gains	—		—	—	—		—	—

Total	$0.403		$0.255	$0.278	$0.314		$0.364	$0.454

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$16.62	$17.63	$14.87	$15.20	$15.82	$16.39	$16.31	$16.73

8/31/11	20.81	22.08	18.58	18.98	19.77	20.49	20.41	20.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.05%	6.84%	6.18%	6.18%	6.24%	6.24%	6.44%	6.32%	6.78%	7.10%

10 years	124.18	111.28	107.97	107.97	107.91	107.91	113.18	105.68	118.77	127.64
Annual average	8.41	7.77	7.60	7.60	7.59	7.59	7.86	7.48	8.14	8.57

5 years	–6.94	–12.28	–10.38	–11.45	–10.37	–10.37	–9.21	–12.38	–8.07	–5.73
Annual average	–1.43	–2.59	–2.17	–2.40	–2.17	–2.17	–1.91	–2.61	–1.67	–1.17

3 years	–7.21	–12.54	–9.29	–11.54	–9.26	–9.26	–8.60	–11.80	–7.90	–6.53
Annual average	–2.46	–4.37	–3.20	–4.00	–3.19	–3.19	–2.95	–4.10	–2.71	–2.23

1 year	–7.76	–13.05	–8.48	–13.00	–8.48	–9.38	–8.27	–11.49	–8.02	–7.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Annualized expense ratio for the six-month period
ended 8/31/11†	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.95	$9.48	$9.47	$8.30	$7.13	$4.77

Ending value (after expenses)	$873.60	$870.30	$870.20	$870.90	$872.20	$874.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.21	$10.21	$8.94	$7.68	$5.14

Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy & Materials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Natural Resources Fund’s class A shares’ return net of fees and expenses was positive over the one- and five-year periods ended December 31, 2010, negative over the three-year period, exceeded the return of its internal benchmark over the one-year period, and trailed the return of its internal benchmark over the three- and five-year periods.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund (the fund), including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2011

The fund’s portfolio 8/31/11

COMMON STOCKS (97.6%)*	Shares	Value

Chemicals (19.7%)
Agrium, Inc. (Canada)	71,300	$6,114,653

Arkema (France)	40,205	3,123,405

BASF SE (Germany)	138,753	9,884,954

Celanese Corp. Ser. A	67,100	3,154,371

CF Industries Holdings, Inc.	22,400	4,095,168

Dow Chemical Co. (The)	233,000	6,628,850

Huntsman Corp.	228,700	2,998,257

JSR Corp. (Japan)	273,800	4,964,637

Lanxess AG (Germany)	67,425	4,204,802

LyondellBasell Industries NV Class A (Netherlands)	136,500	4,729,725

Monsanto Co.	106,000	7,306,580

Petronas Chemicals Group Bhd (Malaysia)	1,624,400	3,430,034

Potash Corp. of Saskatchewan, Inc. (Canada)	157,300	9,069,347

Syngenta AG (Switzerland)	13,703	4,343,880

Uralkali (Russia) †	401,143	3,974,047

		78,022,710
Construction materials (1.0%)
BBMG Corp. (China)	1,618,500	1,829,079

China National Building Material Co., Ltd. (China)	1,208,000	2,038,382

		3,867,461
Containers and packaging (1.2%)
Crown Holdings, Inc. †	132,600	4,703,322

		4,703,322
Energy equipment and services (8.9%)
AMEC PLC (United Kingdom)	156,348	2,318,977

Baker Hughes, Inc.	84,000	5,133,240

National Oilwell Varco, Inc.	100,900	6,671,508

Schlumberger, Ltd.	168,909	13,195,171

Technip SA (France)	59,527	5,815,520

TGS-NOPEC Geophysical Co. ASA (Norway)	82,975	2,081,350

		35,215,766
Metals and mining (17.5%)
BHP Billiton PLC (United Kingdom)	561,364	19,118,678

Cliffs Natural Resources, Inc.	40,900	3,388,565

First Quantum Minerals, Ltd. (Canada)	116,300	2,861,033

Fortescue Metals Group, Ltd. (Australia)	919,334	5,992,916

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	194,700	9,178,158

Rio Tinto PLC (United Kingdom)	331,409	20,295,847

Xstrata PLC (United Kingdom)	466,702	8,174,239

		69,009,436
Oil, gas, and consumable fuels (48.5%)
Apache Corp.	73,000	7,524,110

BG Group PLC (United Kingdom)	585,032	12,651,784

Brigham Exploration Co. †	67,900	1,975,890

Cairn Energy PLC (United Kingdom) †	740,720	4,026,042

Canadian Natural Resources, Ltd. (Canada)	235,500	8,898,136

Chevron Corp.	159,700	15,795,927

CNOOC, Ltd. (China)	938,000	1,908,369

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Cobalt International Energy, Inc. †	206,178	$1,993,741

CONSOL Energy, Inc.	85,900	3,922,194

Exxon Mobil Corp.	458,538	33,950,153

Gazprom OAO ADR (Russia)	236,581	2,943,772

Hess Corp.	127,100	7,542,114

Inpex Corp. (Japan)	929	6,296,729

Linn Energy, LLC (Units)	43,706	1,654,272

Newfield Exploration Co. †	139,200	7,106,160

Nexen, Inc. (Canada)	242,969	5,190,617

Noble Energy, Inc.	64,800	5,725,728

Occidental Petroleum Corp.	97,706	8,475,018

OGX Petroleo e Gas Participacoes SA (Brazil) †	212,200	1,530,824

Petroleo Brasileiro SA ADR (Brazil)	59,076	1,716,158

Petroleo Brasileiro SA ADR (Preference) (Brazil)	33,600	895,440

Royal Dutch Shell PLC Class A (United Kingdom)	383,248	12,849,985

Royal Dutch Shell PLC Class B (United Kingdom)	320,994	10,831,469

Southwestern Energy Co. †	19,200	728,640

Sunoco, Inc.	120,900	4,611,126

Swift Energy Co. †	47,800	1,474,630

Total SA (France)	268,163	13,105,373

Tullow Oil PLC (United Kingdom)	362,077	6,319,188

		191,643,589
Paper and forest products (0.8%)
International Paper Co.	122,400	3,323,160

		3,323,160
Total common stocks (cost $390,844,361)		$385,785,444

SHORT-TERM INVESTMENTS (1.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	4,194,431	$4,194,431

U.S. Treasury Bills with an effective yield of 0.125%,
May 3, 2012 ##	$249,000	248,754

U.S. Treasury Bills with an effective yield of 0.124%,
November 17, 2011	49,000	48,990

U.S. Treasury Bills with effective yields ranging from
0.097% to 0.111%, July 26, 2012 ##	297,000	296,696

U.S. Treasury Bills with effective yields ranging from
0.079% to 0.083%, June 28, 2012 ##	343,000	342,759

U.S. Treasury Bills with effective yields ranging from
0.052% to 0.054%, February 9, 2012 ##	397,000	396,485

Total short-term investments (cost $5,528,596)		$5,528,115

TOTAL INVESTMENTS

Total investments (cost $396,372,957)		$391,313,559

Key to holding’s abbreviations

ADR	American Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $395,110,591.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,742,959 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	43.1%	Australia	1.5%

United Kingdom	24.7	China	1.5

Canada	8.2	Netherlands	1.2

France	5.6	Switzerland	1.1

Germany	3.6	Brazil	1.1

Japan	2.9	Malaysia	0.9

Indonesia	2.3	Norway	0.5

Russia	1.8	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $233,132,204)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	9/21/11	$4,651,463	$4,750,326	$98,863

	British Pound	Sell	9/21/11	6,397,740	6,411,557	13,817

	Canadian Dollar	Buy	9/21/11	2,903,292	2,970,145	(66,853)

	Euro	Sell	9/21/11	7,112,133	7,028,160	(83,973)

	Swiss Franc	Buy	9/21/11	3,682,784	3,790,443	(107,659)

Barclays Bank PLC

	Australian Dollar	Buy	9/21/11	3,698,290	3,726,266	(27,976)

	British Pound	Sell	9/21/11	5,269,500	5,282,536	13,036

	Canadian Dollar	Buy	9/21/11	5,714,819	5,788,848	(74,029)

	Euro	Buy	9/21/11	6,444,899	6,383,102	61,797

	Hong Kong Dollar	Buy	9/21/11	2,561,343	2,556,103	5,240

	Japanese Yen	Buy	9/21/11	1,376,611	1,368,262	8,349

	Swiss Franc	Sell	9/21/11	2,291,983	2,345,953	53,970

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $233,132,204) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	British Pound	Sell	9/21/11	$2,332,961	$2,338,301	$5,340

	Euro	Sell	9/21/11	1,712,439	1,691,136	(21,303)

	Hong Kong Dollar	Sell	9/21/11	6,619,292	6,612,013	(7,279)

	Singapore Dollar	Sell	9/21/11	747	747	—

	Swiss Franc	Sell	9/21/11	549,658	565,676	16,018

Credit Suisse AG

	Australian Dollar	Sell	9/21/11	4,107,387	3,883,797	(223,590)

	British Pound	Sell	9/21/11	4,619,967	4,630,030	10,063

	Canadian Dollar	Buy	9/21/11	5,471,373	5,594,381	(123,008)

	Euro	Sell	9/21/11	1,471,050	1,453,169	(17,881)

	Japanese Yen	Buy	9/21/11	16,853,038	16,725,422	127,616

	Norwegian Krone	Buy	9/21/11	1,501,903	1,484,492	17,411

Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	1,479,444	1,510,750	(31,306)

	Canadian Dollar	Buy	9/21/11	1,672,483	1,710,459	(37,976)

	Euro	Sell	9/21/11	2,006,735	1,982,036	(24,699)

	Swedish Krona	Buy	9/21/11	1,375,636	1,358,863	16,773

Goldman Sachs International

	British Pound	Buy	9/21/11	737,058	738,804	(1,746)

	Euro	Buy	9/21/11	3,138,919	3,099,587	39,332

	Japanese Yen	Sell	9/21/11	375,813	373,144	(2,669)

	Norwegian Krone	Buy	9/21/11	1,771,040	1,752,398	18,642

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	21,803,032	22,272,982	(469,950)

	British Pound	Sell	9/21/11	2,143,460	2,149,145	5,685

	Hong Kong Dollar	Buy	9/21/11	2,661,843	2,658,588	3,255

	Norwegian Krone	Sell	9/21/11	362,484	359,235	(3,249)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	9/21/11	3,703,621	3,781,418	(77,797)

	British Pound	Sell	9/21/11	135,103	135,405	302

	Canadian Dollar	Sell	9/21/11	2,265,635	2,318,718	53,083

	Euro	Sell	9/21/11	10,110,734	9,986,037	(124,697)

	Hong Kong Dollar	Sell	9/21/11	3,681,681	3,677,585	(4,096)

	Japanese Yen	Sell	9/21/11	2,120,448	2,105,674	(14,774)

	Swiss Franc	Buy	9/21/11	2,238,036	2,302,430	(64,394)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	9/21/11	2,691,168	2,748,664	57,496

	British Pound	Buy	9/21/11	3,281,442	3,277,333	4,109

	Canadian Dollar	Buy	9/21/11	6,574,079	6,716,550	(142,471)

	Euro	Sell	9/21/11	1,932,837	1,909,303	(23,534)

	Israeli Shekel	Buy	9/21/11	338,674	345,468	(6,794)

	Japanese Yen	Sell	9/21/11	1,958,385	1,945,195	(13,190)

	Swiss Franc	Sell	9/21/11	1,002,610	1,106,447	103,837

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $233,132,204) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	9/21/11	$2,053,480	$2,097,021	$(43,541)

	Canadian Dollar	Buy	9/21/11	4,160,436	4,256,592	(96,156)

	Euro	Buy	9/21/11	5,214,520	5,150,630	63,890

	Israeli Shekel	Buy	9/21/11	338,702	344,900	(6,198)

UBS AG

	Australian Dollar	Buy	9/21/11	2,759,724	2,818,353	(58,629)

	British Pound	Sell	9/21/11	9,538,720	9,576,126	37,406

	Canadian Dollar	Sell	9/21/11	1,467,825	1,501,044	33,219

	Euro	Buy	9/21/11	11,035,747	10,901,148	134,599

	Israeli Shekel	Buy	9/21/11	338,702	345,072	(6,370)

	Norwegian Krone	Buy	9/21/11	892,594	883,997	8,597

Westpac Banking Corp.

	Australian Dollar	Sell	9/21/11	1,383,807	1,412,686	28,879

	British Pound	Sell	9/21/11	1,924,567	1,928,783	4,216

	Euro	Buy	9/21/11	5,522,762	5,455,460	67,302

	Japanese Yen	Sell	9/21/11	6,803,925	6,757,309	(46,616)

Total						$(942,261)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$145,710,797	$81,148,558	$—

Materials	71,525,236	87,400,853	—

Total common stocks	217,236,033	168,549,411	—

Short-term investments	4,194,431	1,333,684	—

Totals by level	$221,430,464	$169,883,095	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(942,261)	$—

Totals by level	$—	$(942,261)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $392,178,526)	$387,119,128
Affiliated issuers (identified cost $4,194,431) (Note 6)	4,194,431

Foreign currency (cost $2,621,956) (Note 1)	2,614,437

Dividends, interest and other receivables	1,282,209

Receivable for shares of the fund sold	169,979

Receivable for investments sold	4,615,492

Unrealized appreciation on forward currency contracts (Note 1)	1,112,142

Total assets	401,107,818

LIABILITIES

Payable for investments purchased	2,829,693

Payable for shares of the fund repurchased	387,729

Payable for compensation of Manager (Note 2)	209,350

Payable for investor servicing fees (Note 2)	101,789

Payable for custodian fees (Note 2)	25,909

Payable for Trustee compensation and expenses (Note 2)	91,955

Payable for administrative services (Note 2)	1,760

Payable for distribution fees (Note 2)	197,374

Unrealized depreciation on forward currency contracts (Note 1)	2,054,403

Other accrued expenses	97,265

Total liabilities	5,997,227

Net assets	$395,110,591

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$462,020,481

Undistributed net investment income (Note 1)	10,615,283

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(71,516,165)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,009,008)

Total — Representing net assets applicable to capital shares outstanding	$395,110,591

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($322,408,003 divided by 15,493,876 shares)	$20.81

Offering price per class A share (100/94.25 of $20.81)*	$22.08

Net asset value and offering price per class B share ($21,166,206 divided by 1,139,149 shares)**	$18.58

Net asset value and offering price per class C share ($16,797,150 divided by 885,018 shares)**	$18.98

Net asset value and redemption price per class M share ($6,233,169 divided by 315,211 shares)	$19.77

Offering price per class M share (100/96.50 of $19.77)*	$20.49

Net asset value, offering price and redemption price per class R share
($16,971,237 divided by 831,443 shares)	$20.41

Net asset value, offering price and redemption price per class Y share
($11,534,826 divided by 550,421 shares)	$20.96

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $512,873)	$8,214,940

Interest (including interest income of $5,495 from investments in affiliated issuers) (Note 6)	6,410

Securities lending (Note 1)	144,454

Total investment income	8,365,804

EXPENSES

Compensation of Manager (Note 2)	2,752,390

Investor servicing fees (Note 2)	1,397,413

Custodian fees (Note 2)	49,692

Trustee compensation and expenses (Note 2)	36,778

Administrative services (Note 2)	11,247

Distribution fees — Class A (Note 2)	893,452

Distribution fees — Class B (Note 2)	249,227

Distribution fees — Class C (Note 2)	184,123

Distribution fees — Class M (Note 2)	50,137

Distribution fees — Class R (Note 2)	83,777

Other	162,075

Total expenses	5,870,311

Expense reduction (Note 2)	(44,964)

Net expenses	5,825,347

Net investment income	2,540,457

Net realized gain on investments (Notes 1 and 3)	79,448,573

Net realized gain on swap contracts (Note 1)	629,391

Net realized gain on foreign currency transactions (Note 1)	8,155,363

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(922,328)

Net unrealized appreciation of investments and swap contracts during the year	4,490,752

Net gain on investments	91,801,751

Net increase in net assets resulting from operations	$94,342,208

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$2,540,457	$2,538,891

Net realized gain on investments
and foreign currency transactions	88,233,327	55,579,563

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,568,424	(56,939,941)

Net increase in net assets resulting from operations	94,342,208	1,178,513

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,537,764)	(3,744,786)

Class B	(334,168)	(137,638)

Class C	(240,868)	(85,731)

Class M	(100,316)	(46,266)

Class R	(256,967)	(109,392)

Class Y	(230,734)	(146,008)

Increase in capital from settlement payments (Note 7)	60,325	—

Redemption fees (Note 1)	42,416	19,914

Decrease from capital share transactions (Note 4)	(36,413,175)	(45,610,374)

Total increase (decrease) in net assets	50,330,957	(48,681,768)

NET ASSETS

Beginning of year	344,779,634	393,461,402

End of year (including undistributed net investment
income of $10,615,283 and $7,405,622, respectively)	$395,110,591	$344,779,634

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets,	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%)

Class A
August 31, 2011	$16.62	.15	4.44	4.59	(.40)	—	(.40)	— [d]	— [d,e]	$20.81	27.53	$322,408	1.26	1.26	.66	90
August 31, 2010	16.87	.13	(.18)	(.05)	(.20)	—	(.20)	— [d]	—	16.62	(.44)	284,668	1.39	1.39	.71	107
August 31, 2009	27.99	.19	(9.21)	(9.02)	—	(2.10)	(2.10)	— [d]	—	16.87	(29.64)	321,830	1.44 [f,g]	1.43 [g]	1.22 [g]	92
August 31, 2008	35.18	.29	(.54)	(.25)	(.08)	(6.87)	(6.95)	.01	—	27.99	(2.76)	559,989	1.18 [g]	1.18 [g]	.87 [g]	99
August 31, 2007	31.31	.17	7.36	7.53	(.42)	(3.25)	(3.67)	.01	—	35.18	26.01	557,614	1.23 [g]	1.23 [g]	.52 [g]	64

Class B
August 31, 2011	$14.87	(.02)	3.99	3.97	(.26)	—	(.26)	— [d]	— [d,e]	$18.58	26.58	$21,166	2.01	2.01	(.10)	90
August 31, 2010	15.11	(.01)	(.15)	(.16)	(.08)	—	(.08)	— [d]	—	14.87	(1.15)	21,418	2.14	2.14	(.05)	107
August 31, 2009	25.66	.06	(8.51)	(8.45)	—	(2.10)	(2.10)	— [d]	—	15.11	(30.18)	30,849	2.19 [f,g]	2.18 [g]	.45 [g]	92
August 31, 2008	32.93	.02	(.43)	(.41)	—	(6.87)	(6.87)	.01	—	25.66	(3.52)	70,360	1.93 [g]	1.93 [g]	.08 [g]	99
August 31, 2007	29.48	(.07)	6.91	6.84	(.15)	(3.25)	(3.40)	.01	—	32.93	25.05	98,246	1.98 [g]	1.98 [g]	(.24) [g]	64

Class C
August 31, 2011	$15.20	(.01)	4.07	4.06	(.28)	—	(.28)	— [d]	— [d,e]	$18.98	26.61	$16,797	2.01	2.01	(.04)	90
August 31, 2010	15.47	(.01)	(.16)	(.17)	(.10)	—	(.10)	— [d]	—	15.20	(1.21)	13,292	2.14	2.14	(.04)	107
August 31, 2009	26.18	.07	(8.68)	(8.61)	—	(2.10)	(2.10)	— [d]	—	15.47	(30.18)	14,156	2.19 [f,g]	2.18 [g]	.47 [g]	92
August 31, 2008	33.46	.04	(.45)	(.41)	—	(6.87)	(6.87)	— [d]	—	26.18	(3.49)	25,383	1.93 [g]	1.93 [g]	.12 [g]	99
August 31, 2007	29.90	(.07)	7.02	6.95	(.15)	(3.25)	(3.40)	.01	—	33.46	25.07	24,489	1.98 [g]	1.98 [g]	(.24) [g]	64

Class M
August 31, 2011	$15.82	.03	4.23	4.26	(.31)	—	(.31)	— [d]	— [d,e]	$19.77	26.86	$6,233	1.76	1.76	.17	90
August 31, 2010	16.08	.04	(.17)	(.13)	(.13)	—	(.13)	— [d]	—	15.82	(.91)	5,141	1.89	1.89	.20	107
August 31, 2009	27.00	.11	(8.93)	(8.82)	—	(2.10)	(2.10)	— [d]	—	16.08	(30.03)	5,609	1.94 [f,g]	1.93 [g]	.73 [g]	92
August 31, 2008	34.22	.12	(.48)	(.36)	—	(6.87)	(6.87)	.01	—	27.00	(3.20)	9,172	1.68 [g]	1.68 [g]	.36 [g]	99
August 31, 2007	30.55	— [d]	7.17	7.17	(.26)	(3.25)	(3.51)	.01	—	34.22	25.36	9,283	1.73 [g]	1.73 [g]	.01 [g]	64

Class R
August 31, 2011	$16.31	.10	4.36	4.46	(.36)	—	(.36)	— [d]	— [d,e]	$20.41	27.27	$16,971	1.51	1.51	.46	90
August 31, 2010	16.58	.09	(.19)	(.10)	(.17)	—	(.17)	— [d]	—	16.31	(.72)	11,192	1.64	1.64	.48	107
August 31, 2009	27.64	.15	(9.11)	(8.96)	—	(2.10)	(2.10)	— [d]	—	16.58	(29.82)	9,966	1.69 [f,g]	1.68 [g]	1.00 [g]	92
August 31, 2008	34.87	.22	(.53)	(.31)	(.06)	(6.87)	(6.93)	.01	—	27.64	(2.99)	10,129	1.43 [g]	1.43 [g]	.69 [g]	99
August 31, 2007	31.09	.08	7.31	7.39	(.37)	(3.25)	(3.62)	.01	—	34.87	25.69	5,684	1.48 [g]	1.48 [g]	.25 [g]	64

Class Y
August 31, 2011	$16.73	.21	4.47	4.68	(.45)	—	(.45)	— [d]	— [d,e]	$20.96	27.89	$11,535	1.01	1.01	.94	90
August 31, 2010	16.97	.18	(.18)	— [d]	(.24)	—	(.24)	— [d]	—	16.73	(.16)	9,069	1.14	1.14	.95	107
August 31, 2009	28.07	.23	(9.23)	(9.00)	—	(2.10)	(2.10)	— [d]	—	16.97	(29.47)	11,052	1.19 [f,g]	1.18 [g]	1.48 [g]	92
August 31, 2008	35.26	.38	(.54)	(.16)	(.17)	(6.87)	(7.04)	.01	—	28.07	(2.51)	16,306	.93 [g]	.93 [g]	1.16 [g]	99
August 31, 2007	31.38	.25	7.37	7.62	(.50)	(3.25)	(3.75)	.01	—	35.26	26.30	17,390	.98 [g]	.98 [g]	.77 [g]	64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended August 31, 2009.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.05%

August 31, 2008	<0.01

August 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Natural Resources Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The fund seeks capital appreciation by concentrating it’s investments in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy and other natural resources, and in the furnishing of related supplies or services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,700,000 on total return swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $151,293 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,238,810 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $964,557.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2011, the fund had a capital loss carryover of $70,442,003 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, income on swap contracts and Partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $8,370,021 to increase undistributed net investment income and $60,328 to decrease paid-in-capital, with an increase to accumulated net realized losses of $8,309,693.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$27,116,595
Unrealized depreciation	(33,250,155)

Net unrealized depreciation	(6,133,560)
Undistributed ordinary income	9,675,901
Capital loss carryforward	(70,442,003)
Cost for federal income tax purposes	$397,447,119

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,481 under the expense offset arrangements and by $43,483 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $316, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $61,184 and $704 from the sale of class A and class M shares, respectively, and received $22,961 and $1,027 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $127 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $384,397,608 and $421,632,095, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,584,662	$35,282,985	2,002,977	$37,117,456

Shares issued in connection with
reinvestment of distributions	279,069	6,061,389	183,630	3,474,273

	1,863,731	41,344,374	2,186,607	40,591,729

Shares repurchased	(3,502,953)	(75,719,201)	(4,131,637)	(74,958,092)

Net decrease	(1,639,222)	$(34,374,827)	(1,945,030)	$(34,366,363)

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	167,609	$3,350,060	220,715	$3,643,493

Shares issued in connection with
reinvestment of distributions	16,023	312,453	7,321	124,635

	183,632	3,662,513	228,036	3,768,128

Shares repurchased	(484,980)	(9,537,714)	(828,527)	(13,735,781)

Net decrease	(301,348)	$(5,875,201)	(600,491)	$(9,967,653)

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	320,521	$6,680,398	181,492	$3,042,015

Shares issued in connection with
reinvestment of distributions	10,473	208,624	4,269	74,284

	330,994	6,889,022	185,761	3,116,299

Shares repurchased	(320,474)	(6,445,414)	(226,318)	(3,757,876)

Net increase (decrease)	10,520	$443,608	(40,557)	$(641,577)

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	58,215	$1,214,469	75,669	$1,343,470

Shares issued in connection with
reinvestment of distributions	4,599	95,293	2,429	43,891

	62,814	1,309,762	78,098	1,387,361

Shares repurchased	(72,625)	(1,505,685)	(101,820)	(1,785,855)

Net decrease	(9,811)	$(195,923)	(23,722)	$(398,494)

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	401,555	$8,882,662	324,494	$5,968,364

Shares issued in connection with
reinvestment of distributions	11,882	253,679	5,765	107,284

	413,437	9,136,341	330,259	6,075,648

Shares repurchased	(267,983)	(5,863,351)	(245,226)	(4,353,298)

Net increase	145,454	$3,272,990	85,033	$1,722,350

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	136,250	$3,094,626	96,462	$1,793,834

Shares issued in connection with
reinvestment of distributions	9,963	217,584	7,275	138,303

	146,213	3,312,210	103,737	1,932,137

Shares repurchased	(137,948)	(2,996,032)	(212,692)	(3,890,774)

Net increase (decrease)	8,265	$316,178	(108,955)	$(1,958,637)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,112,142	Payables	$2,054,403

Total		$1,112,142		$2,054,403

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$8,307,421	$—	$8,307,421

Equity contracts	—	629,391	$629,391

Total	$8,307,421	$629,391	$8,936,812

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$(931,501)	$—	$(931,501)

Equity contracts	—	(151,353)	$(151,353)

Total	$(931,501)	$(151,353)	$(1,082,854)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,495 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $130,507,567 and $126,513,845, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $59,335 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $990 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $5,969,994 or $0.31 per share (for all classes of shares). Taxes paid to foreign countries were $512,873 or $0.03 per share (for all classes of shares).

The fund designated 26.47% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 71.56%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,551 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN007
269885 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$43,534	$--	$4,000	$ —
August 31, 2010	$40,506	$--	$3,800	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011